                                                                   EXHIBIT 10.6

                          UNITED MORTGAGE AND REALTY
                            REAL ESTATE DEVELOPMENT
                             AND MORTGAGE BANKING

                                LEASE AGREEMENT
                                ---------------

         THIS LEASE, made this 24/th/ day of September, 1991 by and between J.R.F. II ASSOCIATES LIMITED PARTNERSHIP, (A Michigan Limited Partnership) of 19786 Haggerty Road, Suite #104, Livonia, Michigan 48152 the Lessor hereinafter "Landlord") and LUMONICS CORPORATION, 12163 Globe Road, Livonia, MI 48150 the Lessee (hereinafter "Tenant").
         For and in consideration of the covenants, agreements, and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the following described premises (hereinafter "Leased Premises") situated in the CITY of LIVONIA, WAYNE County, Michigan: Consisting of 29,391 or 57.1% of Total Building sq. ft., commonly known as 19776 Haggerty road, Livonia,
                                                   ----- -----------------------
MI 48152
--------
             SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF for the term of Seven (7) years from and after the date of possession as provided in rider paragraph 12.

         NOTE: ADDENDUM AND EXHIBITS "A", "B","C", AND "C-1" ARE ATTACHED AND MADE PART OF THIS LEASE.

         1.  RENT
         (a) Tenant covenants and agrees to pay to Landlord as Annual Rent for the Leased Premises the sum of *SEE PARAGRAPH 1(g) BELOW ($XXXX) DOLLARS, payable in advance on the first day of each month in equal monthly installments, without notice of demand from Landlord. Rent to begin to accrue on date of occupancy.

         (b) Tenant covenants and agrees to pay as Additional Rent his proportionate share of all taxes levied against and insurance premiums incurred by the J.R.F. II ASSOCIATES LIMITED PARTNERSHIP relating to 19776 Haggerty Road. Tenant's proportionate share of said taxes and insurance premiums is defined as that part of all real, property taxes, general assessments, and special assessments levied against and of all insurance premiums incurred by the J.R.F. II Associates Limited Partnership. Special assessments shall be defined as those levied on or after the date of this lease, and not prior special assessments levied prior to date of Lease, including unpaid installments thereon which bears the same ratio to all such taxes and insurance as the total square footage of the Leased Premises bears to the total leasable square footage of the J.R.F. II Associates Limited Partnership. Tenant covenants and agrees to pay the Additional Rent, without notice or demand from Landlord and without abatement, deduction, or offset, in advance on the first day of each month in equal monthly installments in an amount estimated by the Landlord. (See Rider Paragraph 1)

         Upon receipt of all tax bills, assessment bills, and insurance bills attributable to any calendar year during the term hereof, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant's proportionate share of the taxes and insurance for such year. If the total amount paid by Tenant under this paragraph for any calendar year shall be less than the actual amount due from Tenant for such year, as shown on such statement, Tenant shall pay the Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within Ten (10) days after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any such calendar year shall exceed the actual amount due from Tenant, such excess shall be credited against the next installment of taxes and insurance due from Tenant to landlord hereunder. For the calendar years in which this Lease commences and terminates, Tenant's liability for its proportionate share of taxes and insurance shall be prorated on the basis of the number of days of said calendar years for which the term of the Lease is in effect. Prior to or at the commencement of the Lease and from time to time thereafter throughout the term hereof, Landlord shall notify Tenant in writing of Landlord's estimate of Tenant's monthly installments due hereunder.

         (c) In addition to Tenant's proportionate share of insurance premiums which Tenant agrees to pay as Additional Rent pursuant to paragraph 1(b) of this Lease, Tenant further agrees that it will pay that part of any increase in insurance premiums which is attributable to or caused by the nature of the business conducted by the Tenant in the Leased Premises or the character of Tenant's occupancy, whether or not Landlord has consented to the same. Such increase in premiums shall be paid to landlord in the same manner as the Additional Rent provided for in paragraph 1(b) above.

         (d) Tenant covenants and agrees to pay to Landlord Tenant's proportionate share of all costs and expenses of every kind and nature paid or incurred by Landlord in operating, repairing, replacing and maintaining all areas, facilities, and building used in the maintenance and operation of the J.R.F. II Associates Limited Partnership Lease year = Calendar year including by way of illustration and not of limitation all driveways, parking lots, sidewalks and lawns. Such costs and expenses shall include, but not be limited to cleaning, lighting, snow removal, line painting and landscaping. Tenant covenants and agrees to pay his proportionate share of such cost and expenses in advance on the first day of each month in equal monthly installments in an amount estimated by Landlord. Within Ninety (90) days after the end of each Lease Year or partial Lease Year, Landlord shall furnish Tenant with a statement of the actual amount of Tenant's proportionate share of such costs and expenses for such period. If the total amount paid by Tenant under this paragraph for any calendar year shall be less than the actual amount due from Tenant for such year as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within Thirty (30) days after the furnishing of each such statement; and if the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, such excess shall be credited against the installment due from Tenant to landlord under this section. Prior to or at the commencement of the term of this Lease and from time to time thereafter throughout the term hereof, Landlord shall notify Tenant in writing of Landlord's estimate of Tenant's monthly installments due hereunder.

         (e) Taxes, Insurance, Common Area Maintenance currently is $2.50 per square foot.

         (f) Payments of Rent and Additional Rent shall be made to Landlord at 19786 Haggerty Road, #104, Livonia, MT 48152, or at such places as the Landlord may from time to time designate.

         (g) 1/st/ year 320,361.90 Per Mo 26,696.83 Plus Taxes, Insurance Common Area Maintenance 32,819.95 per mo. Total Due.
             2/nd/ year 320,361.90 Per Mo 26,696.83 Plus Taxes, Insurance Common Area Maintenance 32,819.95 per mo. Total Due.
             3rd year: 320,361.90 Per Mo 26,696.83 Plus Taxes, Insurance Common Area Maintenance 32,819.95 per mo. Total Due.
             4th year: 320,361.90 Per Mo 26,696.83 Plus Taxes, Insurance Common Area Maintenance 32,819.95 per mo. Total Due.
             5th year: 320,361.90 Per Mo 26,696.83 Plus Taxes, Insurance Common Area Maintenance 32,819.95 per mo. Total Due.
             6th year: 293,910.00 Per Mo 24,492.50 Plus Taxes, Insurance Common Area Maintenance 30,615.63 per mo. Total Due.
             7th year: 293,910.00 Per Mo 24,492.50 Plus Taxes, Insurance Common Area Maintenance 30,615.63 per mo. Total Due.

         2. ASSIGNMENT. Tenant covenants and agrees not to assign or transfer this Lease or pledge or mortgage same or any interest therein or to sublet the premises or any part thereof without the written consent of Landlord. Any assignment, transfer, pledge, mortgage, or subletting without the written consent of Landlord shall give Landlord the right to terminate this Lease and re-enter and repossess the Leased Premises. Lessor shall not withhold such consent unreasonably.

         3. BANKRUPTCY AND INSOLVENCY. The Tenant agrees that if the estate created hereby shall be taken in execution, or by other process of law, or if the Tenant shall be declared bankrupt or insolvent, according to law, or any receiver be appointed for the business and property of the Tenant, or if any assignment shall be made of the Tenant's property for the benefit of creditors, then and in such event this Lease may be terminated at the option of the Landlord.

         4. RIGHT TO MORTGAGE. The Landlord reserves the right to subject and subordinate the Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon the Landlord's interest in the said premises and on the land and buildings of which the said premises are a part of upon any buildings hereafter erected on the land. The Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by the Landlord and by any mortgagees or proposed mortgagees, and hereby irrevocably appoints the Landlord the attorney-in-fact for the Tenant to execute and deliver any such instrument or instruments for and in the name of the Tenant.

         (a) Tenant further specifically acknowledges that upon its/their acceptance of possession of the leased premises all improvements and the space required to be furnished by the Landlord pursuant to the terms of this lease and any addendums hereto, have been completed by Landlord in all respects. *SEE ADDENDUM ATTACHED

         Tenant agrees to execute a separate estoppel certificate and subordination agreement at the request of the Landlord within 10 days after it accepts possession which certificate certifies:

         (1) That it has accepted possession of the demised premises pursuant to the terms of the within lease.
         (2) That the improvements and space required to be furnished by, Landlord pursuant to the lease have been completed in all respects.

         (3) That Landlord has fulfilled all of its duties of an inducement nature, and the above lease is in full force and effect and free from default of either party.
         (4)  That the above lease has not been modified, altered or amended.
         (5)  That said lease commences on ..................... 19 ...., and the rental obligation commences on the date of possession and expires seven (7) years thereafter. .........., 19 .... . The primary lease term expires ............................. 19 .... .
         (6) The date of the lease, lessee and lessors name and the premises covered by the lease. (See Rider-Paragraph 4)
              Any other fact which is true and correct as of that date and is covered by the terms of the lease.

         (b) Tenant further agrees to execute and deliver to Landlord a certificate of Capital Expenditures on said leased premises at the request of Landlord in the form and substance required by the Economic Development Corporation, any or present or future lender of Landlord or any other third party which requires same from Landlord.

         (c) Tenant also agrees to furnish to Landlord within 10 days any other statements or certificates which may be required by the present or any future lender for the project, which statements or certificates shall include a current financial statement.

         5. USE AND OCCUPANCY. It is understood and agreed between the parties hereto that said premises during the continuance of this Lease shall be used and occupied for OFFICE/WAREHOUSE/ASSEMBLY and any other use or uses consistent with or incidental to this use and for no other purpose in violation of any law, municipal ordinance or regulation, and that on any breach of this agreement, the landlord may at his option forthwith re-enter and repossess the Leased Premises without discharging Tenant's contractual duty to pay rent and additional rent.

         6. FIRE It is understood and agreed that if the premises hereby leased are damaged or destroyed in whole or in part by fire or other casualty during the term hereof, the Landlord will repair and restore the same to good tenantable condition with reasonable dispatch and that the rent herein provided for shall abate entirely in case the entire premises are untenantable and pro-rated for the portion rendered untenantable, in case a part only is untenantable, until the same shall be restored to a tenantable condition; provided, however, that if the Tenant shall fail to adjust his own insurance or to remove his damaged goods, wares, equipment, or property within a reasonable time, and as a result thereof the repairing and restoration is delayed, there shall be no abatement of rental during the period of such resulting delay, and provided further and there shall be no abatement of rental if such fire or other cause damaging or destroying the Leased Premises shall result from the negligence or willful act of the Tenant, his agents, or employees, and provided further that if the Tenant shall use any part of the building of which they are a part, and it shall be destroyed to the extent of more than one-half of the value thereof, the Landlord may, at his option, terminate this Lease forthwith by a written notice to the Tenant.

         7. REPAIRS. The Landlord, after receiving written notice from the Tenant and having reasonable opportunity thereafter to obtain the necessary workmen, agrees to keep in good order and repair the roof and the outer wall(s) of the premises but not frames, windows or any of the appliances or appurtenances of said doors or window castings, window frames and windows, or any attachment thereto or attachments to said building or premises used in connection therewith.

         8. INSURANCE. The Tenant agrees to indemnify and hold harmless the Landlord from any liability for damages to any person or property in, on or about said Leased Premises from any cause whatsoever; said tenant will procure and keep in effect during the term hereof public liability and property damage insurance for the benefit of the Landlord in the sum of TWO MILLION/no---($2,000,000.00) DOLLARS for damages resulting to one person and ONE MILLION DOLLARS/no--- ($1,000,000.000)) DOLLARS for damages resulting from any one casualty, and TWO MILLION DOLLARS /no ---($2,000,000.00) DOLLARS property damage insurance resulting from any one occurrence. Tenant shall deliver within 10 days from move-in said policies to the Landlord and upon Tenant's failure to do so the Landlord may at his option obtain such insurance and the cost thereof shall be paid as additional rent due and payable upon the next ensuing rent day.

         9. REPAIRS AND ALTERATIONS. Except as provided in paragraph 7. hereof, the Tenant further covenants and agrees that he will, at his own expense, during the continuation of this Lease, keep the said premises and every part thereof in as good repair and at the expiration of the term yield and deliver up the same in like condition as when taken, reasonable use and wear thereof and damage by the elements excepted. The Tenant shall not make any alterations, additions, or improvements to said premises without the Landlord's written consent, and all alterations, additions, or improvements made by either of the parties hereto upon the premises, except movable office furniture and trade fixtures put in at the expense of the Tenant, shall be the property of the Landlord, and shall remain upon and be surrendered with the premises at the termination of this Lease, without molestation or injury. (See Rider-Paragraphs 5 & 7)

         The Tenant covenants and agrees that, since the Leased Premises consist of only a part of a structure owned or controlled by the Landlord, the Landlord may enter the Leased Premises at reasonable time and install or repair pipes, wires and other appliances or make any repairs deemed by the Landlord essential to the use and occupancy of other parts of the Landlord's building.

         10. FIRE INSURANCE. Landlord shall maintain and keep in force at all times during the term of this Lease a policy or policies of fire insurance to the extent of at least Eighty (80%) percent of the insurable value of the demised premises. If permitted without additional charge, landlord shall cause to be endorsed on its fire insurance, and any extended coverage policy or policies, the waiver of right of subrogation. Any policy of fire insurance maintained by landlord on the entire building of which the demised premises are a part shall be deemed to satisfy the requirement of this paragraph if such policy is in an amount equal to at least Eighty (80%) percent of the insurance value of the entire building. (See Rider - Paragraph 8)

         11. EMINENT DOMAIN. If the whole or any part of the premises hereby leased shall be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease on the part so taken from the day the possession of that part shall be required for any public purpose, and the rent shall be paid up to that day. If more than Fifty (50%) percent of the square footage of the Leased Premises is so taken by any public authority, then the Tenant shall have the right either to cancel this Lease and declare the same null and void as of the day that possession of that part is required for any public purpose, or to continue in the possession of the remainder of the Leased Premises under the terms and conditions herein provided except that the rent shall be reduced in proportion to the amount of the premises taken; provided, however, that Tenant must exercise this right within Thirty (30) days after the date that part of the premises are so taken. (See Rider - Paragraph 9)

         12. RESERVATION. The Landlord reserves the right to free access at all times to the roof of said Leased Premises. The Tenant shall not erect any structures for storage or any aerial, or use the roof for any purpose without the consent in writing of the Landlord.

         13. CARE OF PREMISES. The Tenant shall not perform any acts or carry on any practices which may injure the building or be a nuisance or menace to other tenants in the building and shall keep premises under his control (including adjoining drives, streets, alleys, or yards) clean and free from rubbish, dirt, and under penalty of forfeiture and damages, promptly comply with all lawful laws, orders, regulations, or ordinance of all municipal, County and State authorities affecting the premises hereby leased and the cleanliness, safety, occupation and use of same.

         14. OUTSIDE STORAGE. There shall be no outside storage of any kind whatsoever without the prior express written consent of Landlord.

         15. CONDITION OF PREMISES. The Tenant further acknowledges that he has examined the Leased Premises prior to the making of this Lease, and knows the condition thereof, and that no representations as to the condition or state of repairs thereof have been made by the Landlord, or his agent, which are not herein expressed, and the Tenant hereby accepts the Leased Premises in their present condition at the date of the execution of this Lease. (See Rider - Paragraph 5)

         16. ACTS OF OTHER TENANTS. The Landlord shall not be responsible or liable to the Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the premises hereby leased or any part of the building of which the Leased Premises are a part or for any loss or damage resulting to the Tenant or his property from bursting, stoppage or leaking of water, gas, sewer or steam pipes.

         17. RE-RENTING. The Tenant hereby agrees that for a period commencing Ninety (90) days prior to the termination of this Lease, the Landlord may show the premises to prospective Tenants.

         18. HOLDING OVER. It is hereby agreed that in the event of the Tenant herein holding over after the termination of this Lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary.

         19. UTILITIES. The Tenant will pay all charges made against said Leased Premises for gas, water, heat and electricity during the continuance of this Lease, as the same shall become due.

         20. ADVERTISING DISPLAY. It is further agreed that all signs and advertising displayed in and about the premises shall be such only as to advertise the business carried on upon said premises, and that the Landlord shall control the character and size thereof, and that no sign shall be displayed excepting such as shall be approved in writing by the Landlord, and that no awning shall be installed or used on the exterior of said building unless approved in writing by the Landlord.

         21. ACCESS TO PREMISES. The Landlord shall have the right to enter upon the Leased Premises at all reasonable hours for the purpose of inspecting the same. If the Landlord deems any repairs necessary, he may demand that the Tenant make the same and if the Tenant refuses or neglects forthwith to commence such repairs and complete the same with reasonable dispatch, the Landlord may make or cause to be made such repairs and shall not be responsible to the Tenant for any loss or damage that may accrue to his stock or business by reason thereof, and if the Landlord makes or causes to be made such repairs, the Tenant agrees that he will forthwith on demand pay to the Landlord the cost thereof with interest at Seven (7%) percent per annum, and if he shall make default in such payment the Landlord shall have the remedies provided in paragraph 6 hereof.

         22. RE-ENTRY. In case any rent shall be due and unpaid or if default be made in any of the covenants herein contained, or if said Leased Premises shall be deserted or vacated, then, it shall be lawful for the Landlord, his certain attorney, heirs, representatives and assigns, to re-enter into, repossess the said premises from the Tenant and to remove and put out each and every occupant without discharging Tenant's contractual duty to pay rent and additional rent.

         23. QUITE ENJOYMENT. The Landlord covenants that the Tenant, on payment of all aforesaid installments and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold, and enjoy the said demised premises for the term aforesaid.

         24. EXPENSES. In the event that the Landlord shall, during the period covered by this Lease, obtain possession of said premises by re-entry, summary proceedings, or otherwise, the Tenant hereby agrees to pay the Landlord the expense incurred in obtaining possession of said premises, and also all expenses and commissions which may be paid in and about the letting of the same, and all other damages, including, but not limited to, damages from breach of Tenant's covenant to pay rent and additional rent.

         25. REMEDIES NOT EXCLUSIVE. It is agreed that each and every one of the rights, remedies and benefits provided by this Lease shall be cumulative, and shall not be exclusive of any of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

         26. WAIVER. One or more waivers of any breach of a covenant or condition by the Landlord shall not be construed as a waiver of a further breach of the same covenant or condition.

         27. DELAY OF POSSESSION. It is understood that if the Tenant shall be unable to enter in and occupy the premises hereby leased at the time above provided, by reason of the said premises not being ready for occupancy, or by reason of the holding over of any previous occupant of said premises, or as a result of any cause or reason beyond the direct control of the Landlord, the Landlord shall not be liable in damages to the Tenant therefore, but during the period the Tenant shall be unable to occupy said premises at hereinbefore provided, the rental therefor shall be abated and the Landlord is to be the sole judge as to when the premises are ready for occupancy.

         28. NOTICES. Whenever under this Lease a provision is made for notice of any kind it shall be deemed sufficient notice and service thereof if such notice to the Tenant is in writing addressed to the Tenant at his last known post office address or at the leased premises and deposited in the mail with postage prepaid and if such notice to the Landlord is in writing addressed to the last known post office address of the Landlord and deposited in the mail with postage prepaid. Notice need be sent to only one Tenant or Landlord where the Tenant or Landlord is more than one person.

         29.  OPTION TO RENEW.**SEE ATTACHED ADDENDUM

         30. It is agreed that in the Lease the word "he" shall be used as synonymous with the words "she," "it," and "they," and the word "his" synonymous with the words "hers," "its," and "their".

         31. The covenants, conditions, and agreements made and entered into by the parties hereto are declared binding on their respective heirs, successors, representatives and assigns.

         32. The Landlord herewith acknowledges the receipt of Thirty One Thousand / no --- ($31,000.00) DOLLARS, which he is to retain as security for the faithful performance of all of the covenants, conditions, and agreements of this Lease, but in no event shall the Landlord be obligated to apply the same upon rents or other charges in arrears or upon damages for the Tenant's failure to perform the said covenants, conditions, and agreements. The Landlord may so apply the security at his option; and the Landlord's right to the possession of the premises for non-payment of rent or for any other reason shall not in any event be affected by reason of the fact that the Landlord holds this security. The said sum if not applied toward the payment of rent in arrears or toward the payments of this Lease is to be returned to the Tenant when this Lease is terminated, according to these terms, and in no event, is the said security to be returned until the Tenant has vacated the premises and delivered possession to the Landlord. See Rider Paragraph 10

         In the event that the Landlord repossesses himself of the said premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions, and agreements of this Lease, the Landlord may apply the said security upon all damages suffered to the date of said repossession and may retain the said security to apply upon such damages as may be suffered or shall accrue thereafter by reason of the Tenant's default or breach. The Landlord shall not be obligated to keep the said security as a separate fund, but may mix the said security with his own funds. (See Paragraph 10 of Rider for additional security deposit provisions.)

         33. Tenant hereby agrees not to look to the mortgagee in possession, or successor in title to the property, for accountability for any security deposit required by the Landlord hereunder, unless said sums have actually been received by said mortgagee as security for the Tenant's performance of this lease.

WITNESSES                           J.R.F. II ASSOCIATES LIMITED PARTNERSHIP
                                    A Michigan Limited Partnership

/s/ "Ann J. Silver"                 By: /s/ "Gerald W. Jardine"
--------------------                   ---------------------------
/s/ "Mark Griffin"                     Gerald W. Jardine
--------------------
                                    Its:     General Partner

                                                     "LANDLORD"

                                    LUMONICS CORPORATION
                                    A Michigan Corporation

/s/ "Ann J. Silver"                 By: /s/ "Stephen G. Whisnen"
------------------------               ---------------------------
/s/ "Mark Griffin"                     Stephen G. Whisnen
------------------------
                                    Its:     Vice President - Operation

                                                     "TENANT"

                                    __________________________________________
                                                 INDIVIDUALLY

STATE OF MICHIGAN
COUNTY OF OAKLAND

         On this 24/th/ day of September, A.D., 1991, before me, a Notary Public in and for the County and State above written, personally appeared Gerald W. Jardine, General Partner of J.R.F. II ASSOCIATES LIMITED PARTNERSHIP (A Michigan Limited Partnership) and acknowledged that he executed same as His free act and deed on behalf of the Partnership.

         FURTHER, that the said Gerald W. Jardine signed in the presence of the witnesses, and that the witnesses signed at the request of the said Gerald W. Jardine in his presence and in the presence of each other.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      /s/ "Frank Ioli"
                                      ------------------------------------

                                      Notary Public, county of ___________
                                      State of Michigan.
                                      My Commission Expires: _____________

Frank Ioli
Notary Public,
Oakland County, Michigan
My Commission Expires March 29, 1995.

STATE OF MICHIGAN
COUNTY OF OAKLAND

         On this _______________ day of ______________________ , A.D., 19__,
before me, a Notary Public in and for the County and State above written, personally appeared ________________________________ , of
________________________ and acknowledge that he executed same as ______ free act and deed on behalf of the ___________________.

         FURTHER, that the said ________________________ signed in the presence of the witnesses, and that the witnesses signed at the request of the said
______________________.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      ____________________________________

                                      Notary Public, County of ___________
                                      State of Michigan.
                                      My Commission Expires: _____________

                               ADDENDUM TO LEASE

                       DATED SEPTEMBER 24, 1991 Between

                                                        "GWJ"              "SGW"


                             LUMONICS CORPORATION
                                      AND
                   J.R.F. II ASSOCIATES LIMITED PARTNERSHIP
                       (A Michigan Limited Partnership)



                                  "O P T I O N"



Two (2) - Five (5) year options at five (5%) percent or C.P.I. per year over the base year, whichever is the lesser. Base year to be defined in this case as Year number 6.


LUMONICS CORPORATION                    J.R.F. II ASSOCIATES LIMITED PARTNERSHIP
                                        A Michigan Limited Partnership


"Stephen G. Whisner"                    "Gerald W. Jardine"
-------------------------------         --------------------------
By:  Stephen G. Whisner                 By:  Gerald W. Jardine
Its: Vice President-Operations          Its: General Partner

Witnessed:

"Ann J. Silver"                         "Ann J. Silver"
"Mark Griffin"                          "Mark Griffin"

                                RIDER TO LEASE

                           Dated: 24 September, 1991


                    BETWEEN LUMONICS CORPORATION, AS TENANT

                 AND J.R.F. II ASSOCIATES LIMITED PARTNERSHIP
                       (A Michigan Limited Partnership)


     1. As stated in Paragraph 1. (b) of said Lease, Tenant's proportionate share, for purposes of computing tenants share of taxes, insurance, assessments, common area maintenance, and other expenses chargeable to tenant pursuant to the Lease terms shall be 57.1% of the total cost of such items for the building occupied by tenant (computed as follows: Tenant's square footage = 29,391 divided by total building size of 51,433).

     2. Tenant shall have the first right to expand to any space in the same building they occupy of Haggerty Tech Center which becomes available during the lease term or any extension thereof upon the same economic terms as are then applicable to the subject premises, being the same rent then applicable to the other part of the building rented by Lumonics Corporation.

     3. Tenant shall have parking for eighty (80) cars, including reserved parking spaces marked for LUMONICS adjacent to building totaling fifteen (15) spaces.

     4. With reference to Paragraph 4. of the Lease, before this lease goes into effect the parties shall execute the subordination attornment and non-disturbance agreement attached as Exhibit C & C-1. Any future mortgage shall require a similar agreement.

     4.(a) Paragraph 4. (a) shall provide that Tenant shall inspect its premises and tenant finishes prior to its taking occupancy and execute the required Tenant Acceptance Letter and Subordination, Attornment, and Non-Disturbance Agreement upon execution of Lease, however Landlord agrees that Tenant shall have from Landlord a one year builders warranty on the new leasehold improvements. Tenant shall use its best efforts to advise Landlord of any punch list items within thirty (30) days of occupancy, but the warranty shall last for all items becoming known within one year of occupancy which will be the obligation of Landlord to repair, and Landlord agrees to promptly cause such corrections or repairs to be done.

                                                    "GWJ"              "SGW"
                                                    -----              -----

     5. With respect to paragraphs 7. and 9. of the Lease, Landlord agrees that Tenant shall not be responsible for any repairs which are covered by warranty from a sub-contractor, supplier or manufacturer and which are in fact taken care of at the expense of that third party and not at Landlord's expense.

     6. Paragraph 6. of Lease shall provide that in event of the amount of damage specified therein, Tenant shall also have the right to terminate the Lease at its option.

     7. With reference to Paragraph 9., Landlord agrees to provide advance notice of its entry for repairs when possible and further agrees to cause the least disturbance possible to Tenants operation.

     8.     Waiver of Subrogation. Each party hereto waives rights of
            ---------------------
subrogation against other party, both for itself and its insurer, for any loss or damage which could be insured against by a fire and extended coverage and/or contents insurance policy. Each party agrees to notify its insurer of this waiver and waiver of subrogation.

     9. Regarding Paragraph 11, Tenant may also terminate Lease if such taking renders the remaining available space inadequate or inappropriate for Tenants purposes or uses prior to such taking.

     In the event of any taking, each party hereto shall retain the right to claim and recover its own separate damages.

     10. After the Lease has been in effect for a period of three (3) years without any material default by Tenant, Landlord shall refund the security deposit to Tenant with interest thereon from date of receipt in the amount earned by the deposit in an account mutually approved by Landlord and Tenant.

     11. Tenant shall supply Landlord with name and address of resident agent at time of execution of Lease.

                                                    "GWJ"              "SGW"

     12. Landlord agrees to lend its best efforts to promptly complete all Tenant finishes to make the leased premises available to Tenant at the earliest possible date. Tenant shall have possession of leased premises no later than February 15th, 1992, and its surrender of 12163 Globe Road, Livonia, MI to Landlord. This time may be extended by Landlord in the event of an occurrence over which Landlord has no control. (For example: a fire, strike, material shortages, act of God, such as wind or lightning damage, and the like).


LUMONICS CORPORATION                    J.R.F. II ASSOCIATES LIMITED PARTNERSHIP
                                        (A Michigan Limited Partnership)

"Stephen G. Whisner"                    "Gerald W. Jardine"
---------------------------------       ---------------------------
By:  Stephen G. Whisner                 By:  Gerald W. Jardine
Its: Vice President-Operations          Its: General Partner

Witnessed:

"Ann J. Silver"                         "Ann J. Silver"
"Mark Griffin"                          "Mark Griffin"

                                  EXHIBIT "C"

                           TENANT ACCEPTANCE LETTER


                                                  Date: September 24, 1991

TO: The Mutual Benefit Life Insurance Company
    520 Broad Street
    Newark, New Jersey   07101

and

TO: J.R.F. ASSOCIATES & J.R.F. II ASSOCIATES LIMITED PARTNERSHIP
    19786 Haggerty Road  #104
    Livonia, MI  48152
    ("Borrower")

Re: Commitment # 1867 (MBL)

Gentlemen:

Respecting that certain lease dated September 24, 1991, with Borrower as
                                    ------------------
Landlord, Lumonics Corporation ("Tenant") hereby certifies that it has
          --------------------
unconditionally accepted possession of the premises described in said lease, and said lease is in full force and effect and has not been modified, supplemented or amended in any way, and that the date of commencement of the term of the lease was December 25, 1991 and the end of the term will be December 31, 1998
          -----------------                                 -----------------
unless sooner terminated as therein provided. Tenant further certifies that all terms and conditions to be performed by the Landlord under said lease have been satisfied and that on this date there are no existing defenses or offsets which Tenant has against the full enforcement of said lease by Landlord.

Tenant is in occupancy of the leased premises and there is on-going full operation of Tenant's business at the leased premises being conducted by Tenant during normal business hours.

"Occupancy" means actual physical occupancy by means of the presence of
 ---------
personnel. "Occupancy" does not occur when the leased premises are uninhabited during normal business hours (the presence on the leased premises during normal business hours of security or maintenance personnel alone does not constitute occupancy) merely because rent continues to be paid and there exists a valid lease, whether or not there is a clause requiring continued operation of the business.

                                                            "GWJ"       "SGW"

 "On-going full operation of Tenant's business" means:
  --------------------------------------------

On-going, visible and bona fide use of the leased premises, during normal business hours, by Tenant as general offices.

"On-going full operation of Tenant's business" shall not be deemed to occur merely because there is occupancy together with:

a. promises of early commencement of on-going full operation of Tenant's business; or

b. a valid "continuous operation" requirement in the lease, and Tenant's continuing to pay required rent.

Rent of $ 26,696.83 per month is now being paid, and no more than one month's
        -----------
rent has been paid in advance.

The above rental amount is (check one):

       X     The full base rent due under the lease.
       ---

       ___ A reduced rent due for a limited time, but full base rent of $ ___ per month will commence with the rent installment due __________, 19__.

Tenant further agrees not to look to the Mutual Benefit Life Insurance Company ("Mutual"), whether as mortgagee, mortgagee in possession or successor in title to the property, for accountability for any security deposit required by the Landlord under said lease or interest therein if Tenant is entitled to same under the lease or at law, unless such sums have actually been received by Mutual as cash security for Tenant's performance of this lease.

Tenant's lease shall be assigned by Landlord to Mutual, under a Collateral Assignment of Leases form, as collateral security for a mortgage loan being given to Landlord by Mutual. This Assignment form requires Landlord to not thereafter modify, terminate or accept surrender of the lease, nor to reduce, abate or accept prepayment of more than one month's rent, without Mutual's prior written consent. Tenant acknowledges said agreements and restrictions and hereby agrees to also be bound by them. Tenant will not assign or sublease its leasehold without Mutual's written consent.

Tenant hereby waives actual notice of said assignment to Mutual, the within document being agreed to constitute such notice.

                                              LUMONICS CORPORATION, ("TENANT")
                                              --------------------------------
                                              By: "Stephen G. Whisner"
                                                 -----------------------------
                                              Its: Stephen G. Whisner
                                                   Vice-President-Operations

                                 EXHIBIT "C-1"

                           SUBORDINATION, ATTORNMENT
                                      AND
                           NON-DISTURBANCE AGREEMENT


     THIS AGREEMENT made and entered into as of the ___________ day of ________, 199__, by and between THE MUTUAL BENEFIT LIFE INSURANCE COMPANY, a New Jersey mutual life insurance company, having its principal office at 520 Broad Street, Newark, New Jersey 07102 ("Mortgagee"), and Lumonics Corp., whose mailing address is 19776 Haggerty Road, Livonia, MI 48152 ("Tenant").

                                   RECITALS:

     WHEREAS, Mortgagee, holds a Mortgage (the "Mortgage") encumbering certain real property located in Wayne County, Haggerty Tech Centre (the "Premises"); and

     WHEREAS, Tenant entered into a lease with J.R.F. II ASSOCIATES LIMITED PARTNERSHIP (the "Landlord") for a portion of the Premises (the "Leased Premises") said lease being dated _______________________ as amended by ______________________________, said lease and Amendment to Lease hereinafter collectively referred to as the "Lease"; and

     WHEREAS, Tenant and Mortgagee desire hereby to establish certain rights, safeguards, obligations and priorities with respect to their respective interest by means of the following non-disturbance, attornment and subordination agreements.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and in consideration of One Dollar ($1.00) by each of the parties hereto paid to the other, receipt of which is hereby acknowledged, the parties do hereby covenant and agree as follows:

     1. The Lease is and shall be subject and subordinate to the Mortgage insofar as it affects the Premises of which the Leased Premises forms a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal sum secured thereby and interest thereon.

                                                          "GWJ"       "SGW"

     2. In the event it should become necessary to foreclose the Mortgage, the Mortgagee will not join the Tenant under the Lease in summary or foreclosure proceedings so long as the Tenant is not in default under any of the terms, convenants or conditions of the Lease.

     3. In the event that the Mortgagee shall succeed to the interest of the Landlord under the Lease, the Mortgagee agrees to be bound to the Tenant under all of the terms, covenants and conditions of the Lease, and the Tenant agrees, from and after such event, to attorn to the Mortgagee and/or any purchaser at any foreclosure sale of the Premises, all rights and obligations under the Lease to continue as though the interest of Landlord had not terminated or such foreclosure proceedings had not been brought, and the Tenant shall have the same remedies against the Mortgagee for the breach of an agreement contained in the Lease that the Tenant might have had against the Landlord if the Mortgagee had not succeeded to the interest of the Landlord; provided, however, that the Mortgagee shall not be:

     (a) liable for any act or omission of any prior landlord (including the Landlord); or

     (b) subject to any offsets or defenses which the Tenant might have against any prior landlord (including the Landlord) relating to matters occurring prior to the acquisition of title by mortgagee, its successors and assigns; or

     (c) bound by any rent or additional rent which the Tenant might have paid for more than the current month to any prior landlord (including the Landlord); or

     (d) bound by any amendment or modification of the Lease made without its consent; or

     (e)  liable for the return of any security deposit not actually received.

     4. Notwithstanding anything to the contrary hereinabove contained, any interest of the Tenant in an option to purchase all or any part of the Premises contained in the Lease is specifically subordinated to the rights of the first Mortgagee under the terms of the Mortgage and such option shall not be binding upon the first Mortgagee, its successors or assigns.

     5. Notwithstanding anything to the contrary hereinabove contained, to the extent the provisions of the Mortgage dealing with application of casualty insurance proceeds and condemnation proceeds may be inconsistent with corresponding provisions of the Lease, the provisions of the Mortgage shall be controlling.

                                                          "GWJ"      "SGW"

     6. Mortgagee does not intend hereby to waive or negate any covenant or agreement in said Lease which provides Landlord an option to cancel independent of any default on the part of Tenant.

     7. This Agreement may not be modified other than by an Agreement in writing, signed by the parties hereto or by their respective successors in interest.

     8. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns and to no other persons.

     9. It is expressly understood and agreed that this Agreement shall supersede, to the extent inconsistent herewith, any provisions of the Lease relating to the subordination of the Lease and interest and estates created thereby to the lien or charge of the Mortgage.

     10. This Agreement shall be governed by and construed in accordance with the laws of the state in which the property is located.

     11. The parties hereto agree to execute and deliver, in recordable form if necessary, any and all further documents and instruments reasonably requested by any party hereto or any title insurance company to give effect to the terms and provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                       TENANT:  LUMONICS CORPORATION

                                       By: __________________________
                                       Its: _________________________
ATTEST:

________________________
Its: ___________________
                                       MORTGAGEE:
                                       THE MUTUAL BENEFIT LIFE INSURANCE COMPANY

                                       By: __________________________
                                       Its: _________________________
ATTEST:

________________________
Its:____________________

STATE OF
COUNTY OF

     I, the undersigned, a Notary Public in and for the State and County, DO
HEREBY CERTIFY that                    , whose name as an officer of the is
signed to the foregoing Subordination, Attornment and Non-Disturbance Agreement and who is known to me and known to be such officer, acknowledged before me on this day under oath, that, being informed of the contents of the said Agreement, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said Company.

     Given under my hand and seal of office.

                                            _______________________________
                                            Notary Public
(Seal)                                      My Commission Expires:


STATE OF NEW JERSEY
COUNTY OF ESSEX

     I, the undersigned, a Notary Public in and for the State and County, DO HEREBY CERTIFY that whose name as an officer of The Mutual Benefit Life Insurance Company is signed to the foregoing SUBORDINATION, ATTORNMENT and NON-DISTURBANCE AGREEMENT and who is known to me and known to be such officer, acknowledged before me on this day under oath, that, being informed of the contents of the said Agreement, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said Company.

     Given under my hand and seal of office.


                                            _______________________________
                                            Notary Public
(Seal)                                      My Commission Expires:

U
  M
    R             UNITED MORTGAGE & REALTY DEVELOPMENT CO., L.L.C.
                 REAL ESTATE DEVELOPMENT AND MORTGAGE BANKING
22260 HAGGERTY ROAD - SUITE 130 - NORTHVILLE, MI 48167 - (248) 305-9980 - FAX
                                (248) 305-9986


November 4, 1998


Mr. John George - Vice President
Lumonics Corporation
19776 Haggerty Road
Livonia, MI  48152

                          RE: LUMONICS LEASE EXTENSION

Dear John:

         Pursuant to our conversation of October 26, 1998, it is agreed and understood that JFR II Associates Limited Partnership, will extend their lease with Lumonics to June 30, 1999, under the same terms and conditions as the existing lease. Lumonics will vacate the building on or before June 30, 1999.

         Beginning July 1, 1999, Lumonics will continue to pay landlord, rent and all common area maintenance, utilities, taxes and insurance (TIM) charges for a period of nine months. TIM charges will be whatever the costs are at that time.

         In the event landlord leases any part of Lumonics' space, Lumonics' rent and TIM charges would be prorated based on the square footage that is being leased. In any event, it is agreed and understood by the parties hereto, that Lumonics will continue to pay all rent and TIM charges until March 31, 2000 unless the vacant space is leased in full, otherwise the rent and TIM will be prorated as stated above.

         John if the terms and conditions stated above meet with your approval, please sign and date three copies and return two copies to me.

                                                     Very truly yours,

                                                     "Gerald W. Jardine"

                                                     Gerald W. Jardine

November 6, 1998


All the above terms and conditions are agreed to by the parties hereto.

"Ruth J. Czarnecki"                        LUMONICS CORPORATION
------------------------------
Witness  Ruth J. Czarnecki

"Michelle L. Anderson"                     By: "John W. George"
------------------------------                 ---------------------------------
Witness  Michelle L. Anderson                   John W. George

Date:  November 12, 1998                   Its: Vice-President, Customer Support
                --

"Karen Anheuser"                           JRF 2 Associates Limited Partnership
------------------------------
Witness  Karen Anheuser

"Pamela Thrift"                            By: "Gerald W. Jardine"
------------------------------                 ---------------------------------
Witness  Pamela Thrift                          Gerald W. Jardine

Date:  November 6, 1998                    Its: General Partner
                -

                      BUILDING #3 - HAGGERTY TECH CENTRE
                              51,433 Square Feet

                                  EXHIBIT "A"


                             LUMONICS CORPORATION
                              29,391 SQUARE FEET


                              NOT DRAWN TO SCALE

                                                    "GWJ"              "SGW"
                                                    -----              -----

NOTE: This exhibit will suffice until architects space plan is completed at which time will become Exhibit "B".


                                  EXHIBIT "B"
                             PHYSICAL REQUIREMENTS

 WORK                                    SQUARE                CEILING               GENERAL
 AREA                                     FEET                 HEIGHT                COMMENTS
 ----                                    ------                ------                --------
SALES                                    9,000

  . General Sales                                                8' - 10'             - 3,500 SF
                                                                                      - 3 private executive offices.

  . Demo Lab                                                    14' - 16'             - 5,500 SF
                                                                                      - 10 private demo areas
                                                                                      - Next to Assembly area and Customer Service.
                                                                                      - 6" concrete floor covered with vinyl tile or
                                                                                        colored epoxy sealant.
                                                                                      - 80 foot candles of light.
                                                                                      - 240/36 and 110 outlets.

LOBBY, CORP, ROOMS, SUPPORT               3,000                  8' - 10'

  . Lobby                                                        8' - 10'             - A moderately upscale statement, but not
                                                                                        pretentious.
                                                                                        Primarily to serve sales.
                                                                                        Secondarily to serve customer service.
                                                                                      - Visitors bathrooms and coat rooms included
                                                                                        or nearby.

  . Conference Rooms                                             8' - 10'             - 2 private rooms.
                                                                                      - Primarily to serve Sales.
                                                                                        Secondarily to serve Customer Service.

  . Other Support                                                8' - 10'             - Copy room and library next to Sales.

                             PHYSICAL REQUIREMENTS

WORK                              SQUARE         CEILING         GENERAL
AREA                               FEET          HEIGHT          COMMENTS
----                              ------         -------         --------
CUSTOMER SERVICE                   4,500

  . General customer service                       8' - 10'      - Next to Sales
                                                                 - 2 private executive offices.

  . classroom                                      8' - 10'      - 2 private rooms.

GENERAL ACCOUNTING/PURCHASING      2,000           8' - 10'      - 1 private executive office.

ENGINEERING                        2,000           8' - 10'      - All open office.

CAFETERIA                            500           8' - 10'      - All Open.
                                                                 - Accessible to shop as well as office areas.

ASSEMBLY/WAREHOUSE                10,000

  . Parts Warehouse                               14' - 16'      - 1,500 SF. Private area.
                                                                 - Private room.

  . Assembly                                      14' - 16'      - 1 private executive office.
                                                                 - 1 private shop office.
                                                                 - 6" scaled concrete floor.
                                                                 - 1800 amps, 240/480 volts, 3 phase
                                                                   secondary service.
                                                                 - dock high doors.
                                                                 - Fire suppression only as required by code.